CONFORMED COPY

                                WAIVER UNDER THE
                           REVOLVING CREDIT AGREEMENT


         WAIVER dated as of December 1, 2000 under the Revolving Credit Agreement dated as of March 31, 1998 (as heretofore amended, the "Revolving Credit Agreement") among MOTIENT HOLDINGS INC. (formerly AMSC ACQUISITION COMPANY, INC.) (the "Borrower"), MOTIENT CORPORATION (formerly AMERICAN MOBILE SATELLITE CORPORATION) (the "Parent Guarantor"), the BANKS party thereto (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "Documentation Agent"), and TORONTO DOMINION (TEXAS), INC., as Administrative Agent.

                              W I T N E S S E T H :

         WHEREAS, the Parent Guarantor proposes to enter into the Restructured Satellite Business Transactions (as defined below);

         WHEREAS, the undersigned Banks and the Shareholder Guarantors are willing to consent to the foregoing and to waive certain provisions of the Revolving Credit Agreement in connection with the foregoing;

         NOW, THEREFORE, the undersigned parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Revolving Credit Agreement has the meaning assigned to such term in the Revolving Credit Agreement. In addition:

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         "Restructured  Satellite Business Transactions" means the following and certain related transactions, each as more fully described in the Investment Agreement, Amended and Restated Motient Services Asset Sale Agreement, Amended Research & Development, Marketing and Service Agreement, Limited Partnership Agreement, Amended Registration Rights Agreement, Amended Cross-Licensing and
Bulk  Resale   Agreement  and  certain  other  agreements   (collectively,   the
"Transaction Documents"), each substantially in the form delivered to each of the Banks and Shareholder Guarantors prior to December 1, 2000: (i) the conversion of Motient Satellite Ventures LLC into a Delaware limited partnership ("Newco"), the Parent Guarantor's interest in which may subsequently be transferred to another new directly-owned Subsidiary of the Parent Guarantor, and the formation of a new corporation to serve as the general partner of Newco, the ownership of which corporation will mirror the economic interests held in Newco; (ii) the increase from 20% to 40% of the aggregate fully diluted ownership interests in Newco held by Telcom Ventures, L.L.C., Columbia Capital Corporation and Spectrum Equity Investors LP or designated subsidiaries or affiliates thereof (each, a "Purchaser", and collectively, the "Purchasers", and the aggregate amount of such interests held by the Purchasers, the "Newco Purchaser Interests"), in consideration of the payment by the Purchasers to Newco of $50,000,000, a portion of which Newco Purchaser Interests, at the option of each Purchaser, may be exchanged for common shares of the Parent Guarantor; (iii) the issuance by Newco to the Purchasers of an option (the "Newco Option"), which may be exercised by one or more of the Purchasers, to purchase an additional 10.66% of the fully diluted ownership interests in Newco, exercisable for $40,000,000 (the "Newco Option Exercise Price"); (iv) the contribution by TMI Communications and Company, Limited Partnership ("TMI") of substantially all of its mobile satellite business to Newco in exchange for a cash payment of $7,500,000, a note in the initial principal amount of $11,500,000 (the "TMI Note") and 27.2% of the fully diluted ownership interests in Newco, as a result of which the Parent Guarantor shall own less than half of the fully diluted membership interests of Newco and Newco shall thenceforth cease to be a Subsidiary of the Parent Guarantor or a member of the Parent Guarantor Group for all purposes under the Revolving Credit Agreement (even if the Purchasers later exchange a sufficient amount of Newco Purchaser Interests for common shares of the Parent Guarantor to cause the Parent Guarantor to once again own more than half of the fully diluted membership interests of Newco);
(v) the execution by Newco and Motient Services Inc. (formerly AMSC Subsidiary Corporation), a direct wholly-owned Subsidiary of the Borrower ("Motient Services"), of an amended and restated asset sale agreement pursuant to which, for a cash payment to Motient Services of $45,000,000 of the $50,000,000 received from the Purchasers and the issuance to Motient Services of a note in the initial principal amount of $15,000,000 (the "Motient Services Note"), plus the $24,000,000 deposit previously paid to Motient Services, Newco shall purchase Motient Services' satellite communications services business (either
directly  from  Motient   Services  or  by  purchasing  the  equity  of  a  new,
directly-owned Subsidiary of Motient Services to which such business shall have been contributed), pending the consummation of which purchase any proceeds of In-Orbit Insurance shall be held in escrow and upon the consummation of which purchase any such escrowed proceeds shall be included in the transferred assets;
(vi) the loan by the Parent Guarantor to Newco of $2,500,000, to be evidenced by a note in the initial principal amount of $2,500,000, the proceeds of which loan, together with $5,000,000 of the $50,000,000 received from the Purchasers, will be used to fund the $7,5000,000 cash payment to TMI (such note, like the TMI Note and the Motient Services Note, to have a stated maturity of five years and interest accruable at a rate of 10% per annum, which interest will be added to principal semi-annually in arrears, as well as the other terms set forth in the Transaction Documents); (vii) the formation by the Parent Guarantor of one or more other directly-owned Subsidiaries, if necessary solely to effect an exchange by the Purchasers of Newco Purchaser Interests for common shares of the
Parent  Guarantor   (whether  through  a  triangular   merger  of  Newco,   such
Subsidiaries and the Parent Guarantor or otherwise), and the merger of one or more such Subsidiaries with one or more of the Purchasers or their transferees; and (viii) the performance by Newco, Motient Services, Motient Communications Company and the Parent Guarantor of their respective obligations under the Transaction Documents (including, without limitation, obligations relating to indemnification, the sharing and cross-licensing of assets and the disposition by the Parent Guarantor (directly or through a transaction involving a Subsidiary) of its remaining membership interests in Newco in a "drag-along" transaction.

         SECTION 2. Waiver. The undersigned Banks waive compliance with the provisions of Article 5 of the Revolving Credit Agreement (including, without limitation, Sections 5.04, 5.12, 5.15, 5.16, 5.18 and 5.19) to the extent (and only to the extent) necessary to permit the Restructured Satellite Business Transactions. The undersigned Banks agree that the purchase of Motient Services' satellite communications services business by Newco (and none of the other Restructured Satellite Business Transactions, with the exception of any transfer or disposition by the Parent Guarantor of any portion of its interest in Newco or any successor to Newco, to the extent such transfer or disposition is or may be contemplated by the Restructured Satellite Business Transactions, and the receipt of proceeds of In-Orbit Insurance, if the purchase of Motient Services' satellite communications business by Newco is not consummated) shall constitute a Reduction Event requiring a reduction of Commitments under Section 2.09(c)(i), with respect to which (x) the Net Cash Proceeds shall be the sum of $45,000,000 plus all cash payments received in respect of the Motient Services Note and (y) the Reduction Percentage shall be 50%.

         SECTION 3. Representations of Borrower and Parent Guarantor. Each of the Borrower and Parent Guarantor represents and warrants that (i) the representations and warranties set forth in Article 4 of the Revolving Credit Agreement shall be true on and as of the Effective Date and (ii) no Default shall have occurred and be continuing on such date.

         SECTION 4. Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. Effectiveness. This Waiver shall become effective as of the date hereof on the date (the "Effective Date") when the Documentation Agent shall have received a counterpart hereof from each of the Borrower, the Parent Guarantor, Hughes, SingTel, Baron Capital and the Required Banks signed by such party or a facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof.

          SECTION 7. Shareholder Guarantor Consent. The Shareholder Guarantors consent to the foregoing.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.

                                MOTIENT HOLDINGS INC. (formerly
                                AMSC ACQUISITION COMPANY, INC.)


                                By: /s/ Randy S. Segal
                                    -------------------------------------------
                                    Title: Senior Vice President



                                MOTIENT CORPORATION (formerly
                                AMERICAN MOBILE SATELLITE CORPORATION)


                                By: /s/ Randy S. Segal
                                    -------------------------------------------
                                    Title: Senior Vice President



                                TORONTO DOMINION (TEXAS), INC.


                                By: /s/ Lynn Chasin
                                    -------------------------------------------
                                    Title: Vice President

                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                By: /s/ Robert Bottamedi
                                    -------------------------------------------
                                    Title: Vice President

                                BANK OF AMERICA, N.A.


                                By: /s/ Dianne J. Prust
                                    -------------------------------------------
                                    Title: Principal


                                BANCA COMMERCIALE ITALIANA LOS ANGELES FOREIGN
                                 BRANCH


                                By: /s/ Frank Maffei
                                    -------------------------------------------
                                    Title: Vice President


                                By: /s/ Charles Dougherty
                                    -------------------------------------------
                                    Title: Vice President


                                BANCA DI ROMA - SAN FRANCISCO


                                By: /s/ Richard G. Dietz
                                    -------------------------------------------
                                    Title: Vice President


                                By: /s/ Thomas C. Woodruff
                                    -------------------------------------------
                                    Title: Vice President

                                THE CHASE MANHATTAN BANK


                                By: /s/ Tracey Navin Ewing
                                    -------------------------------------------
                                    Title: Vice President




                                CITICORP USA, INC.


                                By: /s/ Walter L. Larsen
                                    -------------------------------------------
                                    Title: Managing Director


                                DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR CAYMAN
                                 ISLANDS BRANCH


                                By: /s/ Virginia Mahler Cosenza
                                    -------------------------------------------
                                    Title: Vice President


                                By: /s/ Andreas Neumeier
                                    -------------------------------------------
                                    Title: Vice President


                                BANK ONE, N.A.


                                By: /s/ Stephen C. Price
                                    -------------------------------------------
                                    Title: First Vice President


                                SAN PAOLO IMI S.P.A.


                                By:
                                    -------------------------------------------
                                    Title:


                                By:
                                    -------------------------------------------
                                    Title:

                                HUGHES ELECTRONICS CORPORATION


                                By: /s/ M. J. Gaines
                                    -------------------------------------------
                                    Title: Corporate Vice President



                                SINGAPORE TELECOMMUNICATIONS LTD.


                                By: /s/ for Tay Chek Khoon
                                    -------------------------------------------
                                    Title: Managing Director
                                           Satellite Business



                                BARON CAPITAL PARTNERS, L.P., a Delaware limited
                                 partnership
                                By: BARON CAPITAL MANAGEMENT, INC., a general
                                    partner


                                By: /s/ Linda S. Martinson
                                    -------------------------------------------
                                    Title: Vice President & General Counsel